UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 7, 2011

NEW ENERGY SYSTEMS GROUP
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34847	20-2132336
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

116 West 23rd St., 5th FL New York, NY 10011
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  917-573-0302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 7, 2011, New Energy Systems Group (the “Company”) made a presentation to investors at the Rodman & Renshaw Annual China Investment Conference. A copy of the presentation used at the conference is attached hereto as Exhibit 99.1.

The information in Items 7.01 and 9.01 of this Current Report on Form 8-K, including the information set forth in the Exhibit, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company’s reports or other filings made with the Securities and Exchange Commission.

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibits:
99.1	Power Point Presentation, dated March 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENERGY SYSTEMS GROUP

Date: March 14, 2011	By:	/s/ Nian Chen
Name: Nian Chen
Title: Chief Executive Officer

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